UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 15, 2022

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Urban Edge Properties  ☐                  Urban Edge Properties LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
        Urban Edge Properties ☐                   Urban Edge Properties LP ☐

This Current Report on Form 8-K is filed by Urban Edge Properties, a Maryland real estate investment trust (the “Company”), and Urban Edge Properties LP, a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). The Company is the sole general partner of the Operating Partnership.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Trustee
On September 19, 2022, the Board of Trustees of the Company (the "Board") voted to appoint Katherine M. Sandstrom as a trustee effective October 1, 2022, to serve until the Company’s 2023 annual meeting of shareholders. The Board also appointed Ms. Sandstrom to its Corporate Governance and Nominating Committee and Audit Committee effective October 1, 2022.
Ms. Sandstrom brings deep experience in real estate investment, including more than twenty years of service at Heitman LLC, a real estate investment management firm, where she held a variety of senior leadership positions including her role as the Senior Managing Director of Public Real Estate Securities. Ms. Sandstrom oversaw the growth of assets under management to more than $5 billion invested in domestic and global funds, as well as separately managed accounts. Ms. Sandstrom served on the Global Management Committee, the Board of Managers, and the Allocation Committee during her tenure at Heitman LLC.
Ms. Sandstrom currently serves as an independent director at Healthpeak Properties, Inc. (NYSE: PEAK), a fully integrated real estate investment trust (“REIT”) and S&P 500 company that owns and develops life science, medical office and continuing care retirement communities. At Healthpeak, Ms. Sandstrom serves as Vice Chair of the Board, Chair of the Nominating and Corporate Governance Committee, and a member of the Compensation and Human Capital Committee.
Ms. Sandstrom also serves as an independent director at EastGroup Properties, Inc. (NYSE: EGP), a self-administered equity REIT focused on the development, acquisition and operation of industrial properties in major Sunbelt markets throughout the United States. At EastGroup, Ms. Sandstrom serves as the Chair of the Nominating and Governance Committee and a member of the Audit Committee.
The Company and Ms. Sandstrom have entered into an indemnification agreement, effective as of her appointment, in substantially the same form as the indemnification agreements that the Company has entered into with each of its existing trustees. A form of the indemnification agreement was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.16 to the Annual Report on Form 10-K for the year ended December 31, 2021 of the Company and the Operating Partnership and is incorporated herein by reference. The indemnification agreement requires, among other matters, that the Company indemnify and advance expenses to Ms. Sandstrom to the fullest extent permitted by Maryland law for all expenses and liabilities arising out of any proceeding involving Ms. Sandstrom by reason of her service as a member of the Board.
In connection with her appointment as a trustee, Ms. Sandstrom will receive (i) a grant of restricted common shares, deferred share units or restricted long-term incentive partnership units in the Operating Partnership (“LTIP Units”), at her election, with a grant date fair value of approximately $100,000, that will vest upon grant and (ii) a grant of restricted common shares, deferred share units or restricted LTIP Units, at her election, with a grant date fair value equal to a prorated portion of the $120,000 annual grants that the Company makes to its trustees, based on the number of days remaining until the anniversary of the Company’s 2022 annual meeting of shareholders, that will vest on the day prior to the anniversary of the Company’s 2022 annual meeting of shareholders. The Company’s compensation program for its non-employee trustees is described in the Company’s Proxy Statement for its 2022 annual meeting of stockholders, filed with the Commission on March 25, 2022, and such description is incorporated herein by reference.
There are no arrangements or understandings between Ms. Sandstrom and any other person pursuant to which Ms. Sandstrom was appointed to the Board. There are no transactions in which Ms. Sandstrom has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Departure of Chief Accounting Officer and Principal Accounting Officer
On September 15, 2022, Jennifer Holmes, Chief Accounting Officer of the Company and principal accounting officer, notified the Company that she would be resigning from her positions with the Company, effective at the close of business on October 14, 2022. Ms. Holmes will be pursuing new opportunities, and her departure is not related to any disagreements with the Company or any matter regarding the Company’s financial results, business practices, internal controls or financial reporting.

Appointment of Chief Accounting Officer and Principal Accounting Officer
Effective concurrently with Ms. Holmes’ departure, Andrea Rosenthal Drazin, age 34, who served as Assistant Controller of the Company from March 2015 through January 2017 and Corporate Controller of the Company since January 2017, will be promoted to Chief Accounting Officer and will assume the responsibilities of principal accounting officer of the Company.

Prior to joining Urban Edge in 2015, Ms. Drazin worked in the audit practice at Deloitte & Touche LLP since October 2010. She holds a Bachelor of Science in each of Accounting and Financial Management from Quinnipiac University School of Business, is a Certified Public Accountant in the State of New York and a member of the American Institute of Certified Public Accountants.
There are no arrangements or understandings between Ms. Drazin and any other person pursuant to which Ms. Drazin was promoted to Chief Accounting Officer and principal accounting officer. There are no family relationships between Ms. Drazin and any Trustee, executive officer, or any person nominated to become a Trustee or executive officer of the Company, and Ms. Drazin does not have an interest in any transaction that would be reportable under Item 404(a) of Regulation S-K. The Company has not entered into any new compensation arrangements with Ms. Drazin in connection with her promotion.

Item 7.01    Regulation FD Disclosure.

On September 20, 2022, the Company issued press releases announcing the appointment of Ms. Sandstrom to the Board and the appointment of Ms. Drazin as Chief Accounting Officer, copies of which are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company or the Operating Partnership under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated September 20, 2022, Announcing the Appointment of Katherine M. Sandstrom to Board of Trustees
99.2	Press Release, dated September 20, 2022, Announcing the Appointment of Andrea Drazin as Chief Accounting Officer
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: September 20, 2022	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: September 20, 2022	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel